J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Value Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated May 31, 2016

to the Summary Prospectuses and

Prospectuses dated March 1, 2016, as supplemented

Upcoming Portfolio Manager Changes. Gerd Woort-Menker has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) effective during the 2nd quarter of 2017. Mr. Woort-Menker will continue to serve on the portfolio management team for the JPMorgan International Value Fund (the “Fund) until his retirement date. Effective immediately, Demetris Georghiou and Georgina Perceval Maxwell are being added as portfolio managers to the portfolio management team for this Fund.

Therefore, effective immediately, the portfolio manager information for this Fund in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gerd Woort-Menker	2002	Managing Director
Demetris Georghiou	2016	Executive Director
Georgina Perceval Maxwell	2016	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers – International Value Fund” is hereby deleted in its entirety and replaced by the following:

International Value Fund

Gerd Woort-Menker, Managing Director of JPMIM, and Demetris Georghiou, Executive Director of JPMIM are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. Woort-Menker joined the team in 2002 and has been at JPMorgan Chase or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Mr. Georghiou has been a portfolio manager on the Global Research Enhanced Index team since 2009 and Europe Research Driven Process team since 2012, an employee since 2007 and a portfolio manager of the Fund since May 2016. Ms. Georgina Perceval Maxwell began participating in the management of the Fund in May 2016. Ms. Maxwell is a Managing Director of JPMIM and has been an employee of JPMIM or its affiliates since 1997.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-IV-516